UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) March 1, 2004
                                                     --------------



                          PUBLIX SUPER MARKETS, INC.
             ----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)




                                 Florida
                 --------------------------------------------
                (State or Other Jurisdiction of Incorporation)



         0-981                                    59-0324412
-----------------------                   --------------------------------
(Commission File Number)                  (IRS Employer Identification No.)



    3300 Airport Road
    Lakeland, Florida                                        33811
---------------------------------------                    ---------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (863) 688-1188
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)







                                Page 1 of 2 pages


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Item 7.   Financial Statements and Exhibits
-------------------------------------------

          (c).   Exhibits
          ---------------

          99. Press Release dated March 1, 2004.


Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

          On March 1, 2004, Publix Super Markets, Inc. issued a press release to report its fourth quarter and annual results for 2003 and stock price effective March 1, 2004. A copy of the press release is attached hereto as Exhibit 99.

          The foregoing information, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                 SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of 1934,   the
registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 PUBLIX SUPER MARKETS, INC.



Dated: March 1, 2004         By: /s/ David P. Phillips
                                 --------------------------------------------
                                 David P. Phillips, Chief Financial Officer
                                 and Treasurer
                                 (Principal Financial and Accounting Officer)






























                                Page 2 of 2 pages

Exhibit Index
-------------

Exhibit 99.  Press Release dated March 1, 2004, of Publix Super Markets, Inc.